Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports First Quarter 2026 Financial Results

HAYWARD, Calif., April 28, 2026 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the first quarter ended March 27, 2026.

“UCT delivered first quarter results above the midpoint of guidance, supported by demand across our customer base,” said James Xiao, CEO. “Our customers’ accelerated technology roadmaps give us confidence that we are in the early stages of a multi-year, AI driven expansion and we are executing with urgency to support them. Our focus on ramp-readiness and driving efficiencies across our global footprint positions us well to deliver sustained growth over the long-term.”

First Quarter 2026 GAAP Financial Results
Total revenue was $533.7 million. Products contributed $465.7 million and Services added $68.0 million. Total gross margin was 15.8%, operating margin was 2.1%, and net loss was $(17.9) million or $(0.40) per diluted share. This compares to total revenue of $506.6 million, gross margin of 15.2%, operating margin of 2.2%, and net loss of $(3.3) million or $(0.07) per diluted share, in the prior quarter.

First Quarter 2026 Non-GAAP Financial Results
On a non-GAAP basis, gross margin was 16.5%, operating margin was 5.1%, and net income was $14.5 million or $0.31 per diluted share. This compares to gross margin of 16.1%, operating margin of 4.9%, and net income of $10.0 million or $0.22 per diluted share in the prior quarter.

Second Quarter 2026 Outlook
The Company expects revenue in the range of $565 million to $605 million. The Company expects GAAP diluted net income per share to be between $0.20 and $0.36 and non-GAAP diluted net income per share to be between $0.44 and $0.60.

Conference Call
The call will take place at 1:45 p.m. PT and can be accessed by dialing 1-800-836-8184 or 1-646-357-8785. No passcode is required. A replay of the call will be available by dialing 1-888-660-6345 or 1-646-517-4150 and entering the confirmation code 90449#. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.
Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, components, parts, and ultra-high purity cleaning and analytical services, primarily for the semiconductor industry. Under its Products division, UCT offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping, and high-precision manufacturing. Under its Services Division, UCT offers its customers tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures
In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America ("GAAP"), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.
The Company defines non-GAAP net income as net loss before amortization of intangible assets, stock-based compensation, restructuring charges, fair value adjustments, debt refinancing costs, legal-related costs, unrealized loss (gain) on foreign exchange, and the tax effects of the foregoing adjustments.
A reconciliation of our guidance for non-GAAP net income per diluted share for the subsequent quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement
The foregoing information contains, or may be deemed to contain, “forward-looking statements” (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as “anticipates,” “projection,” “outlook,” “forecast,” “believes,” “plan,” “expect,” “future,” “intends,” “may,” “will,” “estimates,” “see,” “predicts,” “should” and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in our annual report on Form 10-K for the year ended December 26, 2025, as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:
Rhonda Bennetto
SVP Investor Relations
rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; in millions, except per share data)

	Three Months Ended
	March 27, 2026	March 28, 2025
Revenues:
Products	$465.7	$457.0
Services	68.0	61.6
Total revenues	533.7	518.6
Cost of revenues:
Products	400.7	390.3
Services	48.6	44.3
Total cost revenues	449.3	434.6
Gross margin	84.4	84.0
Operating expenses:
Research and development	8.5	7.6
Sales and marketing	15.5	14.9
General and administrative	49.0	48.6
Total operating expenses	73.0	71.1
Income from operations	11.4	12.9
Interest income	1.4	1.1
Interest expense	(7.3)	(9.9)
Other income (expense), net	(1.3)	0.8
Income before provision for income taxes	4.2	4.9
Provision for income taxes	19.2	7.4
Net loss	(15.0)	(2.5)
Less: Net income attributable to noncontrolling interests	2.9	2.5
Net loss attributable to UCT	$(17.9)	$(5.0)

Net loss per share attributable to UCT common stockholders:
Basic	$(0.40)	$(0.11)
Diluted	$(0.40)	$(0.11)
Shares used in computing net loss per share:
Basic	45.3	45.1
Diluted	45.3	45.1

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; in millions)
	March 27, 2026	December 26, 2025
ASSETS
Current assets:
Cash and cash equivalents	$323.5	$311.8
Accounts receivable, net of allowance for credit losses	232.8	208.8
Inventories	481.9	390.9
Prepaid expenses and other current assets	59.6	48.2
Total current assets	1,097.8	959.7
Property, plant and equipment, net	319.4	324.6
Goodwill	114.2	114.2
Intangible assets, net	149.9	156.8
Deferred tax assets, net	3.6	3.5
Operating lease right-of-use assets	158.4	157.2
Other non-current assets	11.9	13.0
Total assets	$1,855.2	$1,729.0
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$—	$9.9
Accounts payable	263.4	194.9
Accrued compensation and related benefits	47.2	51.1
Operating lease liabilities	20.5	20.2
Other current liabilities	26.4	24.6
Total current liabilities	357.5	300.7
Long-term debt	601.9	467.0
Deferred tax liabilities	28.4	13.8
Operating lease liabilities	158.0	156.6
Other liabilities	7.3	6.8
Total liabilities	1,153.1	944.9
Equity:
UCT stockholders’ equity:
Common stock	0.1	0.1
Additional paid-in capital	556.8	578.7
Common shares held in treasury	(88.7)	(48.4)
Retained earnings	171.3	189.2
Accumulated other comprehensive loss	(11.6)	(8.6)
Total UCT stockholders’ equity	627.9	711.0
Noncontrolling interests	74.2	73.1
Total equity	702.1	784.1
Total liabilities and equity	$1,855.2	$1,729.0

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited; in millions)
	Three Months Ended
	March 27, 2026	March 28, 2025
(In millions)
Cash flows from operating activities:
Net loss	$(15.0)	$(2.5)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	12.3	11.7
Amortization of intangible assets	6.9	7.3
Stock-based compensation	3.2	2.9
Amortization of debt issuance costs	0.7	0.6
Loss on extinguishment of debt	3.0	—
Loss on disposal of property, plant and equipment	1.0	—
Change in the fair value of financial instruments	—	(0.1)
Deferred income taxes	14.6	(0.3)
Changes in assets and liabilities:
Accounts receivable	(24.0)	23.1
Inventories	(91.0)	6.4
Prepaid expenses and other current assets	(7.3)	(0.6)
Other non-current assets	1.1	0.2
Accounts payable	68.0	(8.5)
Accrued compensation and related benefits	(4.0)	(10.4)
Income taxes payable	(2.8)	(0.7)
Operating lease right-of-use assets and operating lease liabilities	0.4	1.4
Other liabilities	(0.4)	(2.3)
Net cash provided by (used in) operating activities	(33.3)	28.2
Cash flows from investing activities:
Purchases of property, plant and equipment	(9.6)	(12.4)
Proceeds from sale of equipment	0.1	—
Net cash used in investing activities	(9.5)	(12.4)
Cash flows from financing activities:
Proceeds from the issuance of convertible notes	600.0	—
Payment of debt issuance costs	(15.3)	(0.2)
Repurchase of common stock	(40.0)	—
Payment for capped call transactions	(25.1)	—
Principal payments on bank borrowings	(462.0)	(12.0)
Net cash provided by (used in) financing activities	57.6	(12.2)
Effect of exchange rate changes on cash and cash equivalents	(3.1)	0.1
Net increase in cash and cash equivalents	11.7	3.7

Cash and cash equivalents at beginning of period	311.8	313.9
Cash and cash equivalents at end of period	$323.5	$317.6

ULTRA CLEAN HOLDINGS, INC.
REPORTABLE SEGMENTS
GAAP TO NON-GAAP RECONCILIATION
(Unaudited; dollars in millions)

	GAAP			Non-GAAP
	Three Months Ended			Three Months Ended
	March 27, 2026			March 27, 2026
	Products	Services	Consolidated	Products	Services	Consolidated
Revenues	$465.7	$68.0	$533.7	$465.7	$68.0	$533.7
Gross profit	$65.0	$19.4	$84.4	$67.8	$20.4	$88.2
Gross margin	14.0%	28.5%	15.8%	14.6%	30.0%	16.5%
Income from operations	$7.0	$4.4	$11.4	$19.3	$7.8	$27.1
Operating margin	1.5%	6.4%	2.1%	4.2%	11.5%	5.1%

				Three Months Ended
				March 27, 2026
				Products	Services	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in millions)
Reported gross profit on a GAAP basis				$65.0	$19.4	$84.4
Amortization of intangible assets (1)				1.3	1.0	2.3
Stock-based compensation expense (2)				1.2	—	1.2
Restructuring charges (3)				0.3	—	0.3
Non-GAAP gross profit				$67.8	$20.4	$88.2

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis				14.0%	28.5%	15.8%
Amortization of intangible assets (1)				0.3%	1.5%	0.4%
Stock-based compensation expense (2)				0.2%	—%	0.2%
Restructuring charges (3)				0.1%	—%	0.1%
Non-GAAP gross margin				14.6%	30.0%	16.5%

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in millions)
Reported income from operations on a GAAP basis				$7.0	$4.4	$11.4
Amortization of intangible assets (1)				4.0	2.9	6.9
Stock-based compensation expense (2)				3.5	0.5	4.0
Restructuring charges (3)				4.8	—	4.8
Non-GAAP income from operations				$19.3	$7.8	$27.1

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis				1.5%	6.4%	2.1%
Amortization of intangible assets (1)				0.9%	4.3%	1.3%
Stock-based compensation expense (2)				0.8%	0.8%	0.8%

Restructuring charges (3)	1.0%	—%	0.9%
Non-GAAP operating margin	4.2%	11.5%	5.1%

1 Amortization of intangible assets related to the Company’s business acquisitions
2 Represents compensation expense for stock granted to employees and directors
3 Represents costs associated with employee separation, severance, retention, and other expenses related to facility closures

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
	March 27, 2026	March 28, 2025	December 26, 2025
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (in millions)
Reported net income (loss) attributable to UCT on a GAAP basis	$(17.9)	$(5.0)	$(3.3)
Amortization of intangible assets (1)	6.9	7.3	6.9
Stock-based compensation expense (2)	4.0	2.6	4.9
Restructuring charges (3)	4.8	3.6	1.6
Fair value related adjustments (4)	—	(0.1)	—
Debt refinancing costs expensed (5)	3.0	—	—
Legal-related costs (6)	—	0.7	0.7
Unrealized loss (gain) on foreign exchange (7)	(1.1)	(2.7)	1.1
Income tax effect of non-GAAP adjustments (8)	(3.5)	(2.2)	(3.2)
Income tax effect of valuation allowance (9)	18.3	6.4	2.2
Non-GAAP net income attributable to UCT	$14.5	$10.6	$10.9

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in millions)
Reported income from operations on a GAAP basis	$11.4	$12.9	$10.9
Amortization of intangible assets (1)	6.9	7.3	6.9
Stock-based compensation expense (2)	4.0	2.6	4.9
Restructuring charges (3)	4.8	3.6	1.6
Legal-related costs (6)	—	0.7	0.7
Non-GAAP income from operations	$27.1	$27.1	$25.0

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	2.1%	2.5%	2.2%
Amortization of intangible assets (1)	1.3%	1.4%	1.3%
Stock-based compensation expense (2)	0.8%	0.5%	1.0%
Restructuring charges (3)	0.9%	0.7%	0.3%
Legal-related costs (6)	—%	0.1%	0.1%
Non-GAAP operating margin	5.1%	5.2%	4.9%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in millions)
Reported gross profit on a GAAP basis	$84.4	$84.0	$77.3
Amortization of intangible assets (1)	2.3	2.3	2.2
Stock-based compensation expense (2)	1.2	0.2	0.3
Restructuring charges (3)	0.3	—	1.8
Non-GAAP gross profit	$88.2	$86.5	$81.6

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	15.8%	16.2%	15.2%
Amortization of intangible assets (1)	0.4%	0.5%	0.4%
Stock-based compensation expense (2)	0.2%	0.0%	0.1%

Restructuring charges (3)	0.1%	—%	0.4%
Non-GAAP gross margin	16.5%	16.7%	16.1%

Reconciliation of GAAP Other income (expense), net to Non-GAAP Other income (expense), net (in millions)
Reported Other income (expense), net on a GAAP basis	$(1.3)	$0.8	$(1.4)
Fair value related adjustments (4)	—	(0.1)	—
Debt refinancing costs expensed (5)	3.0	—	—
Unrealized loss (gain) on foreign exchange (7)	(1.1)	(2.7)	1.1
Non-GAAP Other income (expense), net	$0.6	$(2.0)	$(0.3)

Reconciliation of GAAP Income (Loss) Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net loss on a GAAP basis	$(0.40)	$(0.11)	$(0.07)
Amortization of intangible assets (1)	0.15	0.16	0.15
Stock-based compensation expense (2)	0.09	0.06	0.11
Restructuring charges (3)	0.10	0.08	0.03
Fair value related adjustments (4)	0.00	0.00	—
Debt refinancing costs expensed (5)	0.06	—	—
Legal-related costs (6)	—	0.01	0.02
Unrealized loss (gain) on foreign exchange (7)	(0.02)	(0.06)	0.02
Income tax effect of non-GAAP adjustments (8)	(0.08)	(0.05)	(0.07)
Income tax effect of valuation allowance (9)	0.40	0.14	0.05
Impact of dilutive shares	0.01	—	—
Non-GAAP net earnings	$0.31	$0.23	$0.24
Weighted average number of diluted shares (in millions) on a non-GAAP basis	46.3	45.4	45.8

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended
	March 27, 2026	March 28, 2025	December 26, 2025
Provision for income taxes on a GAAP basis	$19.2	$7.4	$2.6
Income tax effect of non-GAAP adjustments (8)	3.5	2.2	3.2
Income tax effect of valuation allowance (9)	(18.3)	(6.4)	(2.2)
Non-GAAP provision for income taxes	$4.4	$3.2	$3.6

Income before income taxes on a GAAP basis	$4.2	$4.9	$2.0
Amortization of intangible assets (1)	6.9	7.3	6.9
Stock-based compensation expense (2)	4.0	2.6	4.9
Restructuring charges (3)	4.8	3.6	1.6
Fair value related adjustments (4)	—	(0.1)	—
Debt refinancing costs expensed (5)	3.0	—	—
Legal-related costs (6)	—	0.7	0.7
Unrealized loss (gain) on foreign exchange (7)	(1.1)	(2.7)	1.1
Non-GAAP income before income taxes	$21.8	$16.3	$17.2

Effective income tax rate on a GAAP basis	457.1%	151.0%	130.0%
Non-GAAP effective income tax rate	20.0%	19.6%	20.9%

1 Amortization of intangible assets related to the Company’s business acquisitions
2 Represents compensation expense for stock granted to employees and directors
3 Represents costs associated with employee separation, severance, retention, and other expenses related to facility closures
4 Fair value adjustments related to contingent consideration
5 Represents the third party transaction costs related to the amended credit agreement and the previously capitalized costs of extinguished debt
6 Represents estimated costs related to certain legal proceedings
7 Represents unrealized foreign exchange gains and losses arising from the remeasurement of monetary assets and liabilities
8 Tax effect of items (1) through (7) above based on the non-GAAP tax rate
9 The Company's GAAP tax expense is generally higher than the Company’s non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company’s non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect